UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2026
INDIVIOR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37835	41-2520873
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10710 Midlothian Turnpike, Suite 125 North Chesterfield, VA	23235
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 804-379-1090 not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	INDV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.02 Termination of a Material Definitive Agreement.

On September 9, 2026, Indivior UK Limited ("Indivior") and Reckitt Benckiser Healthcare (UK) Limited ("RB") entered into a Deed of Variation and Termination relating to that certain Copacker Supply Agreement dated December 23, 2014, as was amended on March 29, 2019 (the "Copacker Supply Agreement"). RB manufactures SUBOXONE® Tablets and SUBUTEX® Tablets for Indivior pursuant to the terms of the Copacker Supply Agreement. Pursuant to the Deed of Variation and Termination, the parties agreed to accelerate the termination date of the Copacker Supply Agreement to January 15, 2027. The Copacker Supply Agreement, as amended by the Deed of Variation and Termination, will remain in effect until the accelerated termination date. Indivior has identified a new supplier. Indivior's obligations under its agreement with its new supplier will become enforceable against it only after validation of the new supplier's manufacturing process, and this agreement is not expected to be material to Indivior Pharmaceuticals, Inc. (the “Registrant”).

Pursuant to the Deed of Variation and Termination, (i) RB has agreed to manufacture additional units prior to the new termination date, and (ii) Indivior has agreed to pay certain costs to RB including costs resulting from Indivior ordering lower volumes from RB than contemplated by the Copacker Supply Agreement, certain asset disposal and depreciation recovery costs, certain redundancy costs, certain incentive costs, and potential third party costs. The aggregate amount of such costs are fixed or capped and will not be material to the Registrant.

The foregoing description of the Deed of Variation and Termination is qualified in its entirety by reference to the full text of the Deed of Variation and Termination which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Deed of Variation and Termination effective September 9, 2026 between Indivior UK Limited and Reckitt Benckiser Healthcare (UK) Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Indivior Pharmaceuticals, Inc.

Date: September 15, 2026	By:	/s/ Ryan Preblick
Name: Ryan Preblick
Title: Chief Financial Officer